EXHIBIT 10.3

                             SUBORDINATION AGREEMENT



         THIS SUBORDINATION AGREEMENT (this "Agreement"), dated as of October 1, 2002, is entered into by and between GE CAPITAL COMMERCIAL SERVICES, INC., a North Carolina corporation ("Lender"), with a place of business located at 505
N. Brand Boulevard, Suite 1100, Glendale, California 91203, and WILLIAM M. HAWKINS, III ("Junior Creditor"), whose mailing address is 200 Cardinal Way, Redwood City, California 94063, in light of the following facts (certain terms used in the following recitals are defined in Paragraph 1 below):

         WHEREAS, Junior Creditor is prepared to make a loan to THE 3DO COMPANY, a California corporation ("Borrower"), in the amount of $3,000,000.00, evidenced by the Junior Creditor Note.

         WHEREAS, as a condition to making the loan evidenced by the Junior Creditor Note, Junior Creditor requires that Lender consent to such loan to Borrower and the granting of a security interest in assets of Borrower to secure the repayment of such loan.

         WHEREAS, Lender has agreed to consent to the loan evidenced by the Junior Creditor Note and the granting of collateral to secure such loan on the condition that Junior Creditor subordinate its right to repayment of the obligations evidenced by the Junior Creditor Note and the collateral securing such obligations owing to Junior Creditor, to the Lender Obligations.

         WHEREAS, Junior Creditor and Lender desire to enter into this Agreement in order to set forth the terms and conditions of the Junior Creditor's subordination in favor of Lender and Lender's consent to the loan evidenced by the Junior Creditor Note and the granting of collateral for such loan.

         NOW, THEREFORE, Junior Creditor and Lender agree as follows:

         1. In addition to the defined terms contained in the first paragraph above and in the recitals, as used herein, the following terms shall have the following definitions:

                  A. "Collateral" shall have the same definition ascribed to this term in the Loan Agreement.

                  B. "Junior Creditor Note" means that certain Secured Bridge Note, dated October 1, 2002, in the original principal amount of $3,000,000, executed by Borrower to the order of Junior Creditor.

                  C.  "Junior  Creditor   Obligations"   means  the  Obligations
(including principal and interest) evidenced by the Junior Creditor Note.

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                  D. "Junior  Creditor  Security  Agreement"  means that certain
Security Agreement, dated as of October 1, 2002, from Borrower in favor of Junior Creditor.

                  E. "Loan Agreement" means that certain Loan and Security Agreement, dated as of June 27, 2002, between Borrower and Lender, as it may be amended and/or supplemented from time to time.

                  F. "Loan Documents" shall have the same definition ascribed to this term in the Loan Agreement.

                  G. "Obligations" is used in this Agreement in its broadest and most comprehensive sense and means all present and future indebtedness which may be from time to time, directly or indirectly, incurred by Borrower, including, but not limited to, indebtedness evidenced by or arising pursuant to any instruments, loan agreements, chattel paper, guarantees, leases, purchase agreements, consulting agreements, license agreements, royalty agreements, indemnification agreements, reimbursement agreements or any other agreements, whether oral or written, and further including without limitation, obligations owed or to become owing, including interest, principal, costs, and other charges, and all claims, rights, causes of action, judgments, decrees, remedies, security interests, or other obligations of Borrower of any kind whatsoever and howsoever arising, whether voluntary, involuntary, absolute, contingent, or by operation of law.

                  H. "Revolving Credit Advances" shall have the same definition ascribed to this term in the Loan Agreement.

                  I. "Lender Obligations" means, collectively, all Obligations owing to Lender by Borrower, including without limitation, the present and future Obligations arising pursuant to the Loan Documents.

         2. Lender hereby consents to Borrower incurring the Junior Creditor Obligations and the granting to Junior Creditor of a security interest the collateral described in the Junior Creditor Security Agreement. In the event Junior Creditor breaches any of the terms, covenants or agreements contained in this Agreement, the foregoing consent of Lender shall be deemed immediately revoked.

         3. Any and all Junior Creditor Obligations are hereby irrevocably subordinated and subject to any and all Lender Obligations, including, without limitation, the Lender Obligations arising pursuant to the Loan Documents.

         4. This Agreement constitutes a continuing irrevocable subordination agreement which shall remain effective until all of the Lender Obligations have been repaid in full and Lender no longer has any obligation to consider Borrower's requests for Lender to extend additional Revolving Credit Advances to Borrower pursuant to the Loan Documents. In this connection, Junior Creditor waives any and all rights that he may have to terminate this Agreement prior to such time as all of the Lender Obligations have been repaid in full and Lender no longer has any obligation to extend additional Revolving Credit Advances to Borrower pursuant to the Loan Documents.

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         5. So long as any of the Lender  Obligations remain unpaid, in whole or in part, or so long as Lender is committed or otherwise obligated to make Revolving Credit Advances to Borrower pursuant to the Loan Documents, Junior Creditor agrees: (i) subject to the provisions of Paragraph 7 below, not to collect, or to receive payment upon, by setoff or in any other manner, all or any portion of the Junior Creditor Obligations; (ii) not to sell, assign, transfer, pledge, or give a security interest in the Junior Creditor Obligations (except subject expressly to this Agreement); (iii) not to enforce or apply, or take any steps to enforce or apply, any security, including any of the Collateral, now or hereafter existing, for the Junior Creditor Obligations; (iv) not to commence, prosecute or participate in any administrative, legal or equitable action against Borrower or in any administrative, legal or equitable action regarding the Junior Creditor Obligations that might adversely affect Borrower or its interest; (v) not to join in any petition for bankruptcy, assignment for the benefit of creditors, or creditors' agreement based on the Junior Creditor Obligations; (vi) except for the collateral granted to Junior Creditor pursuant to the Junior Creditor Security Agreement, not to take any lien or security on any of Borrower's property, real or personal to secure the Junior Creditor Obligations; and (vii) not to incur any obligation to or receive any loans, advances or gifts from Borrower which would violate any of the terms, covenants or conditions contained in the Loan Documents.

         6. Subject to the provisions of Paragraph 7 below, all of the Lender Obligations now or hereafter existing shall be first paid by Borrower before any payment shall be made by Borrower on the Junior Creditor Obligations. This priority of payment shall apply at all times until all of the Lender Obligations have been repaid in full, and in the event of any assignment by Borrower for the benefit of Borrower's creditors, of any bankruptcy proceedings instituted by or against Borrower, of the appointment of any receiver for Borrower or Borrower's business or assets, or of any dissolution or other winding up of the affairs of Borrower or of Borrower's business, and in all such cases respectively, the officers of Borrower and any assignee, trustee in bankruptcy, receiver, and other person or persons in charge, are hereby directed to pay to Lender the full amount of the Lender Obligations before making any payments on the Junior Creditor Obligations.

         7. So long as no Event of Default (as that term is defined in the Loan Agreement) has occurred and is continuing, Borrower shall be entitled to pay scheduled interest payments under the Junior Creditor Note. In addition, regardless of whether an Event of Default has occurred or is continuing, Borrower may repay the Junior Creditor Obligations in full from proceeds received by The 3DO Company, a Delaware corporation, in connection with additional equity investments or subordinated debt issuances, as measured from the date of this Agreement, of not less than Six Million Dollars ($6,000,000) so long as such equity investments and/or subordinated debt issuances are on terms and conditions satisfactory to Lender.

         8. As additional security for the Lender Obligations, and to secure the performance of all of Junior Creditor's obligations to Lender arising pursuant to this Agreement, Junior Creditor hereby transfers, grants to Lender a security interest in, and assigns to Lender all of Junior Creditor's rights to any payments or distributions which might otherwise be due to Junior Creditor on the Junior Creditor Obligations. Lender is hereby irrevocably constituted and appointed the attorney-in-fact of Junior Creditor to file any and all proofs of claim, financing statements, and any other documents and to take all other action, either in Lender's name or in

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the name of Junior Creditor, which in Lender's opinion is necessary or desirable to enable Lender to obtain all such payments on the Junior Creditor Obligations.

         9. Junior Creditor shall place or cause to be placed on the face of the Junior Creditor Note a legend stating that the payment thereof is subject to the terms of this Agreement and is subordinate to the payment of all of the Lender Obligations and, if requested by Lender, shall deliver the original Junior Creditor Note to Lender.

         10. Junior Creditor agrees that Lender shall have the absolute power and discretion, without notice to Junior Creditor, to deal in any manner with the Lender Obligations (including, interest, costs and expenses payable by Borrower to Lender) and any security and guarantees therefor. In this connection, Lender shall have absolute power and discretion to release any Collateral or obligor, to surrender Collateral, to extend payment and maturity dates, to renew any or all Lender Obligations, to accelerate any or all Lender Obligations, to compromise any or all Lender Obligations, or to accept the substitution of any Collateral or any obligor. Junior Creditor hereby waives and agrees not to assert against Lender any rights which a guarantor or surety could exercise, however, nothing in this Agreement shall constitute Junior Creditor a guarantor or surety. Junior Creditor hereby subordinates in favor of Lender any security interests he may have in the Collateral to the security interests of Lender therein, and Junior Creditor hereby waives the right, if any, to require that Lender marshal or otherwise proceed to dispose of or foreclose upon Collateral in any manner or order.

         11. If, at any time hereafter, Lender, in its sole and independent judgment, elects to discontinue the extension of credit to or on behalf of Borrower, Lender may do so. This Agreement, the obligations of Junior Creditor owing to Lender, and Lender's rights and privileges hereunder shall continue until payment in full of all of the Lender Obligations, notwithstanding any action or nonaction by Lender with respect thereto or with respect to any Collateral therefor or any guarantees thereof. All rights, powers and remedies hereunder shall apply to all past, present and future Lender Obligations, including under successive transactions which may continue, renew, increase, decrease or from time to time create new Lender Obligations.

         12. Junior Creditor further agrees that, other than the security interests granted under the Junior Creditor Security Agreement, in case Junior Creditor should take or receive any security interest in, or lien by way of attachment, execution or otherwise on any of the Collateral or any other property, real or personal, of Borrower, or should take or join in any other measure or advantage contrary to this Agreement, at any time prior to the payment in full of all of the Lender Obligations, Lender shall be entitled to have the same vacated, dissolved and set aside by such proceedings at law, or otherwise, as Lender may deem proper, and this Agreement shall be and constitute full and sufficient grounds therefor. In furtherance of Lender's rights hereunder, Lender shall be entitled to become a party to any proceedings at law, or otherwise, initiated by Junior Creditor or by any other party in order to enable Lender, as it deems proper, to protect its interests hereunder. Junior Creditor agrees that if Junior Creditor violates this Agreement, Junior Creditor shall be liable to Lender for all losses and damages sustained by Lender by reason of such breach, including Lender attorneys' fees in any such legal action.

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         13.  (a)  Upon  the  payment  in full  of all  Lender  Obligations  and termination of all Loan Documents, the holder of the Junior Creditor Obligations shall be subrogated to the rights of Lender to receive all payments or distributions of assets of Borrower applicable to the Lender Obligations, including payments to Lender under the Loan Agreement. As between Borrower and its creditors, other than Lender and Junior Creditor, no payment or distribution made to Lender by virtue of this Agreement, which otherwise would have been made to Junior Creditor, as holder of the Junior Creditor Obligations, shall be deemed to be a payment on account of the Lender Obligations.

                  (b) Nothing in this Agreement is intended to, nor shall it, impair as between Borrower and its creditors, other than Lender and Junior Creditor, the obligations of Borrower to pay Junior Creditor, as holder of the Junior Creditor Obligations, the principal of, and interest on, the Junior Creditor Obligations, as and when the same shall become due.

                  (c) It is understood that the purpose of this Agreement is to define the relative rights of Junior Creditor, as holder of the Junior Creditor Obligations, on the one hand and Lender, as holder of the Lender Obligations, on other hand.

                  (d)  In  the  event  that  it  is   determined   by  a  court,
administrative body, arbitrator or other tribunal that (i) the holder of the Junior Creditor Obligations is not deemed to be subrogated to the rights of Lender under the conditions set forth in subparagraph (a) above, or (ii) as between Borrower and its creditors, payments received by Lender which would have otherwise been paid to Junior Creditor but for this Agreement are deemed to be a payment on account of the Lender Obligations, or (iii) as between Borrower and its creditors, this Agreement is deemed to impair rights of Junior Creditor, as holder of Junior Creditor Obligations, to receive payments of principal and interest on the Junior Creditor Obligations (the foregoing determinations shall be referred to collectively as "Adverse Determinations"), then Lender shall nonetheless be entitled to all rights and remedies granted to Lender under this Agreement and the Adverse Determinations shall not impair in any respect or manner such rights and remedies of Lender under this Agreement.

         14. Except as otherwise expressly agreed to herein, if Junior Creditor shall receive any payments, security interests, or other rights in any property of Borrower in violation of this Agreement, such payment or property shall be received by Junior Creditor in trust for Lender and shall forthwith be delivered and transferred to Lender.

         15. No subordinations of the Junior Creditor Obligations have previously been executed by Junior Creditor for the benefit of anyone else, and any such subordinations hereafter executed will be, and shall be expressed to be, subject and subordinate to the terms of this Agreement. This Agreement shall continue in full force and effect, and it shall not be canceled or otherwise rendered ineffective, until Lender has received payment in full of all of the Lender Obligations and all Loan Documents have been terminated.

         16. This Agreement shall be binding upon the heirs, administrators, personal representatives, successors and assigns of Junior Creditor, and shall inure to the benefit of Lender's successors and assigns.

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         17. The validity of this Agreement,  its  construction,  interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of California. The parties agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated only in the state and federal courts located in the County of Los Angeles, State of California. Junior Creditor waives any right he may have to assert the doctrine of forum non conveniens or to object to such venue and hereby consents to any court ordered relief.

         18. In the event it becomes necessary for any party to commence any proceedings or actions to enforce the provisions of this Agreement, the court or body before which the same shall be tried shall award to the prevailing party all costs and expenses thereof, including, but not limited to, reasonable attorneys' fees, the usual customary and lawfully recoverable court costs, and all other expenses in connection therewith.

         19. The parties intend and agree that their respective rights, duties, liabilities, obligations and discretion shall be performed, discharged and exercised in good faith.

         20. JURY TRIAL. JUNIOR CREDITOR AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN JUNIOR CREDITOR AND LENDER RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. JUNIOR CREDITOR AND LENDER EACH ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTERING INTO THIS AGREEMENT, THAT EACH OF JUNIOR CREDITOR AND LENDER HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH OF JUNIOR CREDITOR AND LENDER WILL CONTINUE TO RELY ON THIS WAIVER IN ANY RELATED FUTURE DEALINGS BETWEEN JUNIOR CREDITOR AND LENDER. JUNIOR CREDITOR AND LENDER FURTHER WARRANT AND REPRESENT THAT THEY EACH
KNOWINGLY AND VOLUNTARILY WAIVE THEIR RESPECTIVE JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THE PARTIES HERETO EXPRESSLY AGREE TO WAIVE ANY AND ALL RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN CONNECTION WITH ANY MATTER RELATING TO THIS AGREEMENT.


         IN WITNESS WHEREOF, the parties hereto entered into this Agreement.


                                        /S/ WILLIAM M. HAWKINS, III _
                                        ---------------------------
                                        WILLIAM M. HAWKINS, III

                                        GE CAPITAL COMMERCIAL
                                        SERVICES, INC

                                        By: /s/ Michael Gardner
                                           -------------------------------------
                                        Michael Gardner, Vice President
                                        ----------------------------------------

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         The undersigned,  THE 3DO COMPANY, a California corporation,  being the
Borrower named in the foregoing Subordination Agreement, hereby accepts and consents thereto and agrees to be bound by all of the provisions thereof and to recognize all priorities and other rights granted thereby to GE CAPITAL COMMERCIAL SERVICES, INC. ("Lender"), and to pay Lender in accordance therewith.

DATED: October 7, 2002                THE 3DO COMPANY,
                                      a California corporation

                                      By: /s/ Richard A. Gelhaus
                                          --------------------------------------
                                               Richard A. Gelhaus

                                      Title: Chief Financial Officer
                                             -----------------------------------




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